FIRST QUARTER EARNINGS CALL PRESENTATION May 12 , 2009 Exhibit 99.1 th

RELATED TO FORWARD-LOOKING STATEMENTS
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, cash earnings and cash earnings per diluted share, and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements.  These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance.
Actual results may differ materially from those contemplated by forward-looking statements.  National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended
December 31, 2008, filed on February 13, 2009, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RELATED TO NON-GAAP FINANCIAL INFORMATION
The Company analyzes its performance using historical and forward-looking non-GAAP measures called cash earnings and cash earnings per diluted share and percentages or calculations using these measures.  The Company believes these non-GAAP measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-tax impact of non-cash interest expense.  Prior periods have been modified on a comparable basis. All of NFP’s non-cash interest expense related to the adoption of FASB Staff
Position APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon
Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”). Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated.  Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively.  A full reconciliation of these non-GAAP measures to their GAAP counterparts is provided in the Company’s quarterly financial supplement for the quarter ended March 31, 2009, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

RECONCILIATION: NET INCOME TO CASH EARNINGS
(Dollars in thousands, except per share data)
(1) Prior periods presented have been retrospectively adjusted for the adoption of FASB Staff Position APB 14-1, "Accounting for Convertible Debt
Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1") on January 1, 2009.
(2) As of the first quarter of 2009, the Company modified its definition of cash earnings, a non-GAAP measure, to adjust cash earnings for the after-
tax impact of non-cash interest expense. Prior periods have been modified on a comparable basis. All of NFP's non-cash interest expense related to the adoption of FSP APB 14-1. Cash earnings is now defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets and the after-tax impact of non-cash interest expense.
(3) For periods where the Company generated a GAAP net loss, weighted average common shares outstanding - diluted was used to calculate cash earnings per share - diluted only. To calculate GAAP net loss per share, weighted average common shares outstanding - diluted is the same as weighted average common shares outstanding - basic due to the antidilutive effects of other items caused by a GAAP net loss position.
(4) The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
0.08 — Impact of diluted shares on cash earnings not reflected in GAAP net loss per share-diluted
(3)
0.04 0.04 Non-cash interest, net of tax
(1)
) (2.14) (0.02 Tax benefit of impairment of goodwill and intangible assets
) (88,146) (852 Tax benefit of impairment of goodwill and intangible assets
0.44 $ 0.59 $ Cash Earnings per share - diluted
(2) (4)
14.73 0.05 Impairment of goodwill and intangible assets
0.09 0.07 Depreciation
0.23 0.24 Amortization of intangibles
) (12.59 $ 0.21 $ GAAP net (loss) income per share – diluted
18,082 $ 24,138 $ Cash Earnings
(2)
1,557 1,474 Non-cash interest, net of tax
(1)
607,337 2,180 Impairment of goodwill and intangible assets
3,539 3,054 Depreciation
9,594 9,751 Amortization of intangibles
) (515,799 $ 8,531 $ GAAP net (loss) income
(1)
Q1 2009 Q1 2008

5 NFP: FIRST QUARTER EARNINGS CONFERENCE CALL JESSICA BIBLIOWICZ Chairman, President and Chief Executive Officer

FIRST QUARTER 2009 RESULTS
Cash earnings per share of $0.44 for the quarter
Down 25% compared with the first quarter of 2008
Operating cash flow improved $43 million quarter-over-quarter
(1)
$607.3 million pre-tax impairment during the quarter had no impact on business operations, cash position or cash flow
Same store gross margin declined 22.9% driven by a same store revenue decline of 20.6%
Revenue decline concentrated in life insurance businesses
Group benefits revenue was largely stable
Gross margin percentage remained stable quarter-over-quarter
17.0% in Q1 2009 vs. 17.3% in Q1 2008
(1) Adjusted for a $14.4 million outflow for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008.  Excluding this adjustment operating cash flow improved $57 million quarter-over-quarter.

EXECUTING ON KEY OBJECTIVES
Client service, client retention and client acquisition
Reducing firm level operating expenses
Total operating expenses declined 8.3% quarter-over-quarter
Same store operating expenses declined 4.6% quarter-over-quarter
Corporate expense reductions
Declined 22.2% quarter-over-quarter
2009 guidance: 15% reduction
Previous guidance was a decline of 10%
Conserve cash to pay down credit facility
No borrowing in first quarter despite cash demands of firm principal bonus payouts
Reduced debt outstanding by $8 million since the end of Q1 2009

FIRM PERFORMANCE RELATIVE TO BASE & TARGET
(only includes firms that were part of NFP for at least 12 months)
22%
18%
60%
68%
26%
33%
41%
61%
0%
15%
30%
45%
60%
75%
Base Deficit Gap Bonus Within 85%
or above
Target
Q1 2008 Q1 2009
Performance influenced by operating environment

SHORT-TERM: CHALLENGES, LONG-TERM: GROWTH
Environment remains challenging, but signs of stabilization
NFP services long-term growth markets
Life insurance
Clarity regarding estate tax laws
Fixed-return nature of life insurance
Need to fill legacy gap created by recession
NFP’s position as leading independent distributor
Corporate & executive benefits
Client service
Strong relationships
Key employee retention
Client cost-cutting leads to opportunities and challenges
Financial advisory
Recession highlights need for sound, independent advice
Well positioned for growth when economy strengthens

10 NFP: FIRST QUARTER EARNINGS CONFERENCE CALL DONNA BLANK Executive Vice President and Chief Financial Officer

Operating cash flow improved from ($45 million)
(1)
in Q1 2008 to ($2 million)
Lower prior year management fee expense
Cash flow typically positive in second through fourth quarters
Use free cash flow to pay down bank debt
Reduced debt outstanding by $8 million since the end of Q1 2009
CASH FLOW & CREDIT FACILITY
(1) Adjusted for a $14.4 million outflow for the purchase of an increased economic ownership percentage of an existing firm in the first quarter of 2008. Excluding this adjustment, operating cash flow in Q1 2008 was ($59 million).
Actual Consolidated Leverage Ratio
Maximum Consolidated Leverage Ratio,
as amended 12/9/08
Total Credit Facility Outstanding (in millions)
$148
Q1 2009
$148
Q4 2008
$140 $173 $169 $174
5/11/09 Q3 2008 Q2 2008 Q1 2008
3.0x
2.0x
1.0x
0.5x
0.0x
1.5x
2.5x
3.5x
Solid performance relative to maximum leverage ratio
2.7x
2.1x
2.1x
2.2x
2.5x
2.5x
3.0x
3.25x
3.5x
3.0x
2.5x
2.5x
2.5x
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009

79%
9%
7%
5%
Life Insurance  Benefits Financial Advisory Diversified
Percentage of Total Same Store Revenue Decline By
Product
(1)
SAME STORE REVENUE DECLINE HIGHLY CONCENTRATED IN
LIFE INSURANCE BUSINESSES
79% of same store revenue decline in life insurance
(1) Excludes intercompany eliminations.
(2) Includes retail life, life brokerage and settlements brokerage firms.
(2)

Components of Revenue
STABLE GROSS MARGIN PERCENTAGE
Variable components of cost structure & operating expense decline drove stable gross margin %
17.3%
17.0%
36.3%
43.8%
46.4%
39.2%
0%
20%
40%
60%
80%
100%
Q1 2008 Q1 2009
Variable Costs (Commission
Expense & Management Fees)
Operating Expenses
Gross Margin

OTHER FINANCIAL PERFORMANCE HIGHLIGHTS
Strong start to general & administrative expense reductions
22% quarter-over-quarter decline due largely to 2008 staff reductions
Full-year 2009 expense reduction guidance of 15%
Impairment charge
Decline in market value
SFAS No. 157: increased focus on market value in determining fair value
No impact on business operations, cash position or cash flow
Strong support of bank group
Executed credit facility amendment to expressly exclude impact of Q1 2009 impairment from covenant calculations
No other terms of credit facility modified

Taxes
$88.1 million tax benefit from impairments
Excluding impact of impairments, tax rate of 51.3%
Non-deductible expenses and FIN 48
Effective tax rate expectation for the remainder of 2009 of 46%, excluding impairments
Implemented FSP APB 14-1: related to convertible debt instruments
Recognize non-cash interest expense related to convertible notes
Excluded after-tax impact from cash earnings calculation
OTHER FINANCIAL PERFORMANCE HIGHLIGHTS

16 NFP: FIRST QUARTER EARNINGS CONFERENCE CALL DOUG HAMMOND Executive Vice President and Chief Operating Officer

STRONG PROGRESS IN REDUCING EXPENSES
-5%
-3%
-1%
1%
3%
5%
7%
9%
11%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Same Store Operating Expenses: Period-Over-Period
Percentage Growth/(Decline)
-10%
0%
10%
20%
Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009
Total  Operating Expenses: Period-Over-Period
Percentage Growth/(Decline)

ADDRESSING CURRENT ENVIRONMENT
Expense reductions in areas that do not impact service or prospects for growth
Focusing on firms operating below base: 23% expense reduction in the first quarter
(1)
Targeting a 4% to 5% decline in operating expenses in 2009
Managing performance of firms through restructuring
NFP gains greater operating control
Maximizes long-term earnings for NFP and firm principals
(1) Includes firms that were operating below base as of 12/31/2008 that were not subsequently disposed.

PRODUCT PERFORMANCE
Life Insurance
Same Store Revenue & Net Revenue Growth By Product: Q1 2009
Note 1: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product.
Note 2: Firms that did not have at least 70% of their revenue derived from any one of the six categories are considered diversified.
Note 3: Excludes intercompany eliminations.
Note 4: Net revenue is revenue less commissions and fees expense paid to third parties.
-42%
-32%
-67%
-69%
-24%
-38%
Retail Life Insurance Life Brokerage Settlements Brokerage
Non-Life Insurance
-5%
-9%
-17%
-8%
-6%
-13%
-18%
-9%
Group Benefits Executive Benefits Financial Advisory Diversified
Same Store Revenue Net Revenue

BUSINESS MIX: GROWING BENEFITS PRESENCE
FIRST QUARTER 2009 BUSINESS MIX
Q1'09 Firm Revenue by Product
22%
52%
12%
14%
Q1'08 Firm Revenue by Product
21%
27%
10%
42%
Note 3: Firms that did not have at least 70% of their revenue derived from any one of the four categories are excluded.
Note 2: Excludes NFPSI & NFPISI and intercompany eliminations.
Note 1: A firm is considered within a product line if at least 70% of its total trailing four full quarters revenue is derived from that product.
Retail Life Insurance
Life Insurance Brokerage
Benefits
Financial Advisory

NFP

NATIONAL FINANCIAL PARTNERS

VISORS, INC. • ADMINISTRATIVE SYSTEMS, INC./THE BALANCED PROGRAM, INC. • ADP/STATEWIDE INSURANCE AGENCIES, INC. • ADVANCED SETTLEMENTS, INC./NATIONAL INSURANCE BROKERAGE, LLC • ALAN KAYE
E AGENCY, INC. • ALEXANDER BENEFITS CONSULTING, LLC • ALLIANCE RESOURCE GROUP • AMERICAN BENEFITS INSURANCE CORP. • ARNONE, LOWTH, WILSON & LEIBOWITZ, INC. • ARTHUR D. SHANKMAN & COMPANY,
HTON GROUP • BALSER COMPANIES • BARRY KAYE ASSOCIATES, INC. • THE BAY RIDGE GROU… INC. • BEACON G…UP • BEACON RETIREMENT PLANNING SERVICES, INC. • BENEFIT PLANNING SERVICES, INC. • THE
SOLUTION GROUP, INC. • BERNARD R. WOLFE & ASSOCIATES • BINGHAM & HENSLEY RES…OCASCIO ASSOCIATES, INC. • BMC OF WNY • BOB MCCLOSKEY AGENCY, INC./ BMI BENEFITS,
BROWNING GROUP II, INC. • CASH & ASSOCIATES, P.A. • CASHMAN CONSULTING & INVE… CORPORATION • CHRISTIE FINANCIAL GROUP, INC. • CLIPPINGER FINANCIAL GROUP, LLC •
INANCIAL, LLC • COMPASS CAPITAL MANAGEMENT, LLC • COMRISK SPECIALTY PRODUCTS, INC. • CONTEMPORARY …ITS DESIGN, INC. • CORPORATE BENEFIT ADVISORS, INC. • CORPORATE BENEFITS, INC. • COVALA
CREATIVE EDGE PLANNING & INSURANCE SERVICES … • DENNIS P. BUCKALEW & ASSOCIATES, INC. • DIMEO
R & ASSOCIATES, LLC • DOT BENEFITS CONSULTING CORP. • DREYFUSS & BIRKE, LTD. • DUBLIN INSURANCE, INC. • ECA MARKETING, INC. • EDUCATORS PREFERRED CORPORATION • EILERS FINANCIAL SERVICES, INC.
PLANNING ADVISORS, LLC • ESTATE RESOURCE ADVISORS, INC. • ETHOS BENEFIT PARTNERS • EXCESS REINSURANCE UNDERWRITERS, INC./QUANTUM CARE, INC. • EXECUTIVE BENEFIT SYSTEMS, INC. • FBD
ING, INC. • FDR FINANCIAL GROUP, INC. • FIELD UNDERWRITERS AGENCY, INC. • FINANCIAL ARCHITECTS PARTNERS, LLC • FINANCIAL CONCEPTS OF THE TWIN CITIES, INC. • THE FINANCIAL GROUP, LLC • FIRST
L PARTNERS CORP. • FIRST FINANCIAL RESOURCES, LTD. • FLEISCHER-JACOBS & ASSOCIATES, INC. • FORTUNE FINANCIAL GROUP, INC. • GAINES & SMITH FINANCIAL GROUP, INC. • GOLDEN & COHEN, LLC •
FIELD COMPANY, INC. • HARVEST FINANCIAL GROUP, INC. • HEBETS & MAGUIRE, LLC • HERRIG AND HERRIG FINANCIAL SERVICES OF FLORIDA, INC. • HIGHLAND CAPITAL BROKERAGE, INC. • HCB – ATLANTA •
ARLOTTE • HCB - CHICAGO • HCB - HEARTLAND • HCB - KNOXVILLE • HCB - LOS ANGELES • HCB - MID ATLANTIC • HCB - MILWAUKEE • HCB - NEW ENGLAND • HCB - NORTHWEST • HCB - NY METRO • HCB - SAN DIEGO •
UTH FLORIDA • HCB - SOUTHWEST • HOSTETLER CHURCH, LLC • HOWARD KAYE INSURANCE AGENCY, INC. • IKON BENEFITS GROUP, INC. • INNOVATIVE BENEFITS CONSULTING, INC. • INNOVEST ADVISORS, INC. •
W, INC. • INSURANCE AND FINANCIAL SERVICES, INC. • INSURANCE & INVESTMENT PROFESSIONALS, INC. • INTEGRATED PLANNING ASSOCIATES, INC. • IPS ADVISORS, INC. • IRC, INC. • JR KATZ • THE KNW GROUP •
IANCIAL MANAGEMENT, INC. • LANNING & ASSOCIATES, INC. • LEGACY CAPITAL GROUP ARKANSAS, INC. • LENOX ADVISORS, INC. • LIBERTY FINANCIAL SERVICES, INC. • LIFESTYLE SETTLEMENTS, INC. • LINCOLN
GROUP, INC. • LONGNECKER & ASSOCIATES, INC. • LTCI PARTNERS, LLC • LUCCO FINANCIAL PARTNERS • M & M BROKERAGE SERVICES, INC. • MANAGEMENT BROKERS, INC. • MARC F. JONES ADVISORS, LLC •
D, HUDELSON & ASSOCIATES, LLC • MASSACHUSETTS BUSINESS ASSOCIATION/NORTHEAST BUSINESS TRUST • MCKENZIE, LABELLA, MATOL & CO. • THE MELTZER GROUP, INC. • MICHAEL G. PENNEY INSURANCE, INC.
L G. HUDELSON & COMPANY • MITCHELL & MORONESO INSURANCE SERVICES, INC. • MODERN PORTFOLIO MANAGEMENT, INC. • MONAGHAN, TILGHMAN & HOYLE • MOSSE & MOSSE INSURANCE ASSOCIATES, INC. •
OCIATES • NATIONAL ENROLLMENT SERVICES, INC. • NATIONAL MADISON GROUP, INC. • NATIONAL SETTLEMENT CONSULTANTS OF OHIO, INC. • NATIONAL SETTLEMENT CONSULTANTS OF PENNSYLVANIA, INC. •
WEALTH ADVISORS • NEMCO BROKERAGE, INC. • NEWMARKET FINANCIAL GROUP • NFP PROPERTY & CASUALTY SERVICES, INC. • NUVISION FINANCIAL CORP. • OKLAHOMA FINANCIAL CENTER, INC. • O'RIORDAN AND
ES • P&A CAPITAL ADVISORS, INC. • PATRICIA TANNER & ASSOCIATES • PENINSULA ADVISORS, LLC • PEREGRINE ADVISERS, INC. • THE PERKINS COMPANIES • PERSONAL CAPITAL MANAGEMENT, INC. • PEYSER &
R MANAGEMENT, INC. • PLAN DESIGN SERVICES, INC. • PORTELL FINANCIAL SERVICES • POTOMAC BASIN GROUP ASSOCIATES, INC. • PREFERRED BENEFITS GROUP, INC. • PRIESTLEY COMPANY, INC. • PROFESSIONAL
SOLUTIONS, INC. • PROFESSIONAL PENSIONS, INC. • PRO FINANCIAL SERVICES, INC. • PROVISE MANAGEMENT GROUP, LLC • PRW ASSOCIATES • REALCARE INSURANCE MARKETING, INC. • RENAISSANCE BANK
S, LLC • RENAISSANCE BENEFIT ADVISORS, INC. • RETIREMENT INVESTMENT ADVISORS, INC. • SAMPERS FINANCIAL, INC. • SAN DIEGO PENSION CONSULTANTS, INC. • SCHECHTER FINANCIAL GROUP • SCHMIDT
L GROUP, INC. • SCORICA, INC. • SINDRICH & ASSOCIATES • SMITH & FRANK GROUP SERVICES, INC. • SONTAG ADVISORY, LLC • THE SPALDING FINANCIAL GROUP, INC. • STA BENEFITS, LTD. • STALLARD FINANCIAL
ES, INC. • STUART COHEN & ASSOCIATES • SUMMIT FINANCIAL GROUP • SUPPORT FINANCIAL SERVICES, INC. • THORBAHN & ASSOCIATES INSURANCE AGENCY, INC. • TOTAL FINANCIAL & INSURANCE SERVICES, INC.
SSOCIATES • UNITED ADVISORS, LLC • UNIVERSAL INSURANCE BROKERAGE SERVICES, LLC • VIRTUAL BENEFITS CORPORATION • WHARTON ADVISORS • WINDSOR INSURANCE ASSOCIATES • THE ZIDD AGENCY, INC.